UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 31, 2014 (January 30, 2014)

GNC HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	001-35113 (Commission File Number)	20-8536244 (IRS Employer Identification No.)

300 Sixth Avenue

Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 288-4600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On January 30, 2014, the Board of Directors of GNC Holdings, Inc. (the “Company”) authorized and declared a cash dividend for the first quarter of 2014 of $0.16 per share of the Company’s common stock.  The dividend will be paid on or about March 28, 2014 to stockholders of record as of the close of business on March 14, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GNC HOLDINGS, INC.

Dated: January 31, 2014	By:	/s/ Gerald J. Stubenhofer, Jr.
Gerald J. Stubenhofer, Jr.
Senior Vice President, Chief Legal Officer
and Secretary